UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2017
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MVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)
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WV	000-50567	20-0034461
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
301 Virginia Avenue, Fairmont, WV 26554-2777
(Address of Principal Executive Offices) (Zip Code)
304-363-4800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

MVB Financial Corp. (the “Company”) issued a press release today announcing that it intends to conduct a rights offering to be made to its holders of common stock. The Company plans to raise approximately $5 million though the distribution of subscription rights and the exercise thereof.

A copy of the press release, issued February 10, 2017, is furnished as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press release: MVB Announces Plan to Conduct Rights Offering in First Quarter of 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp
By	/s/ Larry F. Mazza
Larry F. Mazza President & Chief Executive Officer
Date:  February 10, 2017

EXHIBIT INDEX

Exhibit Number	Description	Exhibit Location

99.1	Press release issued by MVB Financial Corp. on February 10, 2017	Filed herewith